UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2015

SUFFOLK BANCORP
(Exact name of registrant as specified in its charter)

 New York                                                000-13580                                              11-2708279
(State or other jurisdiction of                   (Commission File Number)           (IRS Employer Identification No.)
                                                                                                           incorporation)

4 West Second Street, Riverhead, New York                                                11901
       (Address of principal executive offices)                                                   (Zip Code)

Registrant’s telephone number, including area code: (631) 208-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF CHIEF OPERATING OFFICER; APPOINTMENT OF CHIEF RETAIL OFFICER

On July 6, 2015, Suffolk Bancorp (the "Company") announced that effective Friday, July 3, 2015, Frank D. Filipo retired as Executive Vice President and Chief Operating Officer of the Company and its wholly owned subsidiary, Suffolk County National Bank (the "Bank").  Mr. Filipo served as Executive Vice President of the Company and the Bank since 2003 and was responsible for the Retail Banking Division since 2001.
The Company also announced that it has promoted Anita J. Nigrel as Executive Vice President and Chief Retail Officer to succeed Mr. Filipo.
The press release issued by the Company on July 6, 2015 announcing the foregoing is furnished herewith as Exhibit 99.1.

This information is being "furnished" in accordance with General Instruction B.2. of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following Exhibit is furnished as part of this report:

Exhibit 99.1 Press release issued by the Company on July 6, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUFFOLK BANCORP

Date: July 6, 2015	By:	/s/ Brian K. Finneran
Brian K. Finneran
Executive Vice President & Chief Financial Officer

INDEX OF EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press release issued by the Company on July 6, 2015